UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 28, 2017

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

The American Trust

Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Semi-Annual Report

For The Six Months Ended

August 31, 2016

American Trust Allegiance Fund

October 2016

Dear Fellow Shareholders,

At the time of this writing in early October, the U.S. stock market has been remarkably resilient in the face of uncertainty about the upcoming presidential election, the prospect of higher interest rates, considerable geopolitical turmoil overseas, and a still tepidly growing U.S. economy.  Notwithstanding the overall resilience of the market, there has been a considerable dispersion of sector performance on a calendar year-to-date basis – with low-volatility defensive sectors leading the charge relative to more growth-oriented and cyclical sectors.  This market leadership reversed in August, as cyclicals rallied and defensive sectors corrected.  This is a trend that has continued into the Fall and has what we believe are positive implications for the Fund’s outlook.

PERFORMANCE DISCUSSION

The performance of the American Trust Allegiance Fund (the “Fund”) during the six-month fiscal period ended August 31, 2016 (that constitutes the measurement period for this Semi-Annual Report) was a total return of 9.68% versus 13.60% for the S&P 500® Index (“S&P 500”).

The exhibit below shows six-month performance by sector and sector weightings for the S&P 500 as compared to the Fund.  Of the six-month relative performance, our large position in consumer staples hurt performance by 0.69%.  This was the largest sector weight detractor to the Fund’s performance.  Partially offsetting this, the lack of healthcare exposure in the Fund was a modest benefit for the period of 0.41%.  Rebounding energy, materials and financial sector shares coupled with the Fund’s slight underweight positions in these sectors, collectively shaved 31 basis points (bps) from performance relative to the S&P 500.  Portfolio repositioning last year with the specific aim of reducing commodity exposure via energy and materials, and our exit from insurance company holdings, reduced exposure to these sectors.

American Trust Allegiance Fund

Six-month performance for the S&P 500® Index and its industry sectors, through 8/31/16

Source: American Trust Investment Advisors, LLC (“ATIA”), FactSet

					Attribution
	6-month	2/29/16 weights			of sector
Sector	Performance	S&P 500	ATAFX	Delta	weights in bps
Energy	21.0%	6.6%	5.5%	-1.1%	-8
Financials	17.8%	15.6%	12.5%	-3.1%	-13
Materials	17.3%	2.8%	0.0%	-2.8%	-10
Technology	16.8%	20.4%	26.9%	6.5%	21
S&P 500	13.6%
Industrials	13.2%	10.1%	10.8%	0.7%	0
Health Care	10.8%	14.7%	0.0%	-14.7%	41
Cons. Disc.	9.1%	12.9%	16.1%	3.2%	-14
Telecom	8.5%	2.8%	2.1%	-0.7%	4
Cons. Staples	8.3%	10.7%	23.7%	13.0%	-69
Utilities	8.1%	3.4%	2.4%	-1.0%	5

As of 8/31/16					-44

Another element impacting relative performance is individual stock picking.  One of the defining characteristics of our investing philosophy is that we seek to find “growth at a reasonable price” or GARP.  This investment philosophy seeks stocks of companies that are growing, and whose valuation we deem to be ‘reasonable’.  Of course, what is reasonable is debatable.  What is less debatable is that our focus on value has hurt relative performance.

American Trust Allegiance Fund

Portfolio strategy work from Goldman Sachs (see graph below) continues to suggest that momentum has trumped both growth and valuation as a performance driver over the past two and two-thirds years.  This makes this period an anomaly over the 30+ year period in which this work is grounded, which shows valuation far and away (by an order of magnitude) is the most successful driver of long-term performance.  While we subscribe to a blend of growth and value, with a skew toward value perhaps, we definitely do not chase momentum.  We continue to believe that a focus on sector level and stock specific valuation work will inure to the benefit of our shareholders.

S&P 500 Factor Performance:

Price momentum versus growth metrics versus relative valuation metrics 2014 through August 31, 2016

A two and two-thirds year drought for low valuation stocks

Source: ATIA, GS Strategy Research

PORTFOLIO POSITIONING & INVESTMENT OUTLOOK

With interest rates having collapsed even further in 2016, and increasingly turning negative for government obligations in Europe and Japan, stocks are now being used for yield and bonds for capital gains.  In a stock market that is tending toward expensive in aggregate, low volatility sectors with sustainable dividends have been bid up to relatively stretched valuations.  Additionally, with revenue growth increasingly hard to come by in a slow global macro environment, growth investors seem willing to bid up the shares of those companies able to sustain growth to unreasonable price levels.

American Trust Allegiance Fund

Against this backdrop, we believe that valuation work is more critical than ever.  With higher interest rates a possibility in the U.S. in the coming months, the calculus for discounting future growth will likely change, with particular risk for the high-flyers and income sensitive sectors.  We believe that our GARP orientation and individual stock selection, emphasizing high quality franchises built on solid balance sheets, should serve us well on a relative basis when valuations come under pressure.

We utilize both a top-down and bottom-up methodology in defining sector weights.  While we believe that sector diversification can be important in reducing risk, we also believe that it is prudent and can be fruitful to pay attention to relative sector attractiveness and to act upon our insights.  Accordingly, our GARP-informed, individual stock selection often helps us identify opportunities amongst sectors or alternatively, confirms or challenges our top-down view.  We have found that this reflexive top-down/ bottom-up discipline makes for a more rigorous examination of, and reflection upon, what makes for an attractive / unattractive sector or stock.

The exhibit below shows selected valuation and growth metrics for S&P 500 sectors as of August 31, 2016.  A quick glance at Fund sector weights shows that, with the notable exception of consumer staples and health care (the latter is screened out of the Fund), we are generally underweight groups that are expensive relative to their history, and overweight groups that are inexpensive relative to their history.  The second column shows the standard deviation to 10-year history for the price/earnings (“P/E”) ratios for each sector (next 12 months basis).

American Trust Allegiance Fund

Selected valuation and growth metrics for the S&P 500® Index sectors as of 8/31/16

ATAFX		NTM	Std Dev to	NTM EPS	PEG	Free Cash
weights		P/E Ratio	10-yr History	Growth	Ratio	Flow Yield
-	Energy	40.3x	1.8	18%	2.3	-1.1
	S&P 500	17.2x	1.6	11%	1.5	4.3
+++	Consumer
	Staples	20.7x	1.4	9%	2.4	4.7
+	Information
	Technology	17.1x	-0.2	12%	1.4	5.7
++	Industrials	17.2x	-0.4	9%	1.9	4.4
-	Utilities	17.4x	-0.6	5%	3.4	-0.9
---	Materials	17.1x	-0.6	9%	2.0	4.0
---	Consumer
	Discretionary	18.0x	-0.7	18%	1.0	4.3
---	Health Care	15.7x	-0.9	11%	1.4	5.5
+	Financials	12.7x	-0.9	7%	1.7	nm
-	Telecom
	Services	14.0x	-1.1	5%	2.8	7.2
++	Real Estate	20.5x	-2.8	9%	2.4	nm

Key to relative sector weights (see prior table for exact sector weights)
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted

Source: ATIA, Factset, GS Strategy Research

NTM P/E ratio – Next Twelve Months price to earnings ratio.  A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“SD”) – SD is a commonly used measure of variability used in statistics and probability. It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value. Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data. In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company. EPS Growth is not a measure of future performance.

American Trust Allegiance Fund

PEG ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free cash flow yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

P/E Ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stick divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

While our consumer staples position is significantly overweight relative to the S&P 500, this is in large part to build in non-cyclical, defensive characteristics for the portfolio in the absence of health care.  We have been challenged to find what we believe are reasonable valuations within this sector, and accordingly have amassed an eclectic but soundly reasoned group of companies including a foreign food producer, a domestic cable company (cable is a staple for most households), and a food-related packaging company.  Thus, although the sector is expensive, we believe our companies are not.

On an individual stock basis, we have used the market’s recent tendency to drastically mark down shares in the wake of an earnings disappointment or perceived risk to build positions in companies we believe enjoy good long-term prospects.  Recent examples include BAE Systems plc, Goodyear Tire & Rubber Company, Infineon Technologies AG, HanesBrands, Inc., and an increased position size in Whole Foods Market, Inc.  We believe that these companies, a mix of “fallen angels” and out-of-favor stocks, are all high quality companies which will grow nicely over time, and we believe that we have bought them at reasonable valuations.  To the extent that the market continues to act in this way, we believe that we have an opportunity to “trade up” by purchasing high quality companies at compelling entry points, while conversely the market is affording us an avenue for selling positions that have done well at what we believe are healthy valuation levels.

One such market opportunity that we believe affords opportunity is the flight toward so-called “safety stocks”.  Bereft of income, bond investors have been flocking to the stock market in search of yield.  But being prudent, bond investors have sought out defensive sectors of the market that are less susceptible to a potential economic downturn.  Think phone companies, electric utilities, grocers, soap makers, property companies and the like.  Largely abandoned in this pursuit are metal-benders, energy companies,

American Trust Allegiance Fund

retailers, banks, and most technology firms.  The former group is labeled by the market as “defensive,” while the latter group is considered “cyclical.”

It is quite unusual for defensive stocks to outperform cyclicals during an economic expansion.  This is usually reserved for downturns -- when resiliency is an advantage offsetting the slower growth typical of defensive sector stocks.  Telecommunications, utilities, real estate and consumer staples sectors have all experienced strong relative performance – especially in 2016.  These defensive businesses typically pay attractive dividends.  Of course, bid high enough these stocks’ dividend yields drop, as does their attractiveness.

It is indeed the case that so-called “safety stocks” benefit from the resiliency of their business in bad times.  But we are firm believers that, at least when it comes to investing, everything has its price.  Driven high enough, what once was safe becomes unsafe.  Conversely, sufficiently unloved sectors and stocks have a considerable margin of safety despite the cyclicality of their business.  A rotation out of defensive stocks into cyclical sectors, which we believe is now underway, should accrue to the benefit of well-bought, and carefully chosen, stocks.  Counter-intuitively, we believe the prospect of higher interest rates, coupled with relatively attractive valuation levels, is the catalyst for this change.

We remain constructive on U.S. equities, especially out-of-favor cyclicals and selected other situations.  The U.S. economy continues to show relative strength, and steady, albeit subdued, growth.  Bear markets in stocks are typically brought on by recessions, which we do not see as likely in the near term.  In fact, with inflation almost non-existent, plenty of capacity to grow the economy, very low interest rates (even in the wake of an expected modest bump by the U.S. Federal Reserve Board) and little of the debt-related excesses that often cause a downturn, we believe there is a fair probability that the U.S. economy can continue to grow for years to come.  Granted, growth has been subpar compared to prior cycles, but this “lower for longer” economic backdrop could be favorable for stocks… even if stocks continue to have their inevitable ups and downs.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

American Trust Allegiance Fund

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.  The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

It is not possible to directly invest in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Delta – Difference between two numbers.

Basis point (bps) – one hundredth (1/100) of one percent or 0.01%.

The Fund is distributed by Quasar Distributors, LCC.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2016 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 – 8/31/16).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/16	8/31/16	3/1/16 – 8/31/16*
Actual	$1,000.00	$1,096.80	$7.66
Hypothetical (5% return	$1,000.00	$1,017.90	$7.37
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited)

Shares	COMMON STOCKS: 97.03%	Value
	Administrative Support and Services: 2.91%
16,720	PayPal Holdings, Inc.*	$621,148

	Air Transportation: 3.36%
19,450	Southwest Airlines Co.	717,316

	Animal Production and Aquaculture: 1.24%
34,170	JBS SA – ADR	264,817

	Apparel Manufacturing: 6.27%
30,950	Hanesbrands, Inc.	821,413
8,330	VF Corp.	516,877
		1,338,290
	Broadcasting (except Internet): 5.39%
9,930	Comcast Corp. – Class A	648,032
5,330	Walt Disney Co.	503,472
		1,151,504
	Computer and Electronic
	Product Manufacturing: 10.50%
8,465	Apple, Inc.	898,136
28,800	Cisco Systems, Inc.	905,472
13,730	Infineon Technologies AG – ADR	230,458
2,390	IPG Photonics Corp.*	207,882
		2,241,948
	Construction of Buildings: 3.29%
14,850	Lennar Corp. – Class A	702,405

	Couriers and Messengers: 3.27%
4,230	FedEx Corp.	697,654

	Credit Intermediation and
	Related Activities: 1.00%
2,370	PNC Financial Services Group, Inc.	213,537

	Electrical Equipment, Appliance,
	and Component: 2.46%
2,940	Whirlpool Corp.	525,202

	Food and Beverage Stores: 2.15%
15,120	Whole Foods Market, Inc.	459,346

	Food Manufacturing: 2.18%
5,490	Post Holdings, Inc.*	465,442

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

Shares		Value
	Insurance Carriers and
	Related Activities: 4.18%
5,930	Berkshire Hathaway, Inc. – Class B*	$892,406

	Leather and Allied
	Product Manufacturing: 2.63%
9,730	Nike, Inc. – Class B	560,837

	Machinery Manufacturing: 5.73%
17,330	Applied Materials, Inc.	517,127
7,580	Lam Research Corp.	707,366
		1,224,493
	Nonstore Retailers: 3.90%
25,900	eBay, Inc.*	832,944

	Paper Manufacturing: 4.12%
31,200	Graphic Packaging Holding Co.	447,408
9,150	Sealed Air Corp.	431,240
		878,648
	Petroleum and Coal
	Products Manufacturing: 1.90%
5,180	Phillips 66	406,371

	Plastics and Rubber
	Products Manufacturing: 4.21%
30,645	Goodyear Tire & Rubber Co.	899,431

	Professional, Scientific, and
	Technical Services: 2.88%
21,870	Sabre Corp.	615,640

	Publishing Industries (except Internet): 4.83%
7,400	Check Point Software Technologies Ltd.*#	567,876
8,070	Microsoft Corp.	463,702
		1,031,578
	Real Estate: 2.84%
20,266	CBRE Group, Inc. – Class A*	605,751

	Rental and Leasing Services: 1.97%
10,520	AerCap Holdings NV*#	420,484

	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities: 2.75%
13,360	Oaktree Capital Group, LLC – Class A*	587,439

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

Shares		Value
	Support Activities for Mining: 1.94%
5,230	Schlumberger Ltd.#	$413,170

	Telecommunications: 2.06%
3,880	American Tower Corp.	439,914
	Transportation Equipment
	Manufacturing: 5.18%
24,500	BAE Systems PLC – ADR	692,982
3,860	WABCO Holdings, Inc.*	412,094
		1,105,076
	Utilities: 1.89%
3,860	Sempra Energy	403,872
	TOTAL COMMON STOCKS (Cost $18,275,858)	20,716,663

	REITS: 2.07%
	Real Estate: 2.07%
1,210	AvalonBay Communities, Inc.	211,762
1,650	Boston Properties, Inc.	231,215
		442,977
	TOTAL REITS (Cost $425,305)	442,977

	SHORT-TERM INVESTMENTS: 1.30%
277,273	Fidelity Investments Money Market
	Government Portfolio – Class I, 0.26%†	277,273
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $277,273)	277,273
	Total Investments in Securities
	(Cost $18,978,436): 100.40%	21,436,913
	Liabilities in Excess of Other Assets: (0.40)%	(86,395)
	Net Assets: 100.00%	$21,350,518

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of August 31, 2016.

ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (cost $18,978,436)	$21,436,913
Receivables:
Dividends and interest	19,878
Dividend tax reclaim	4,343
Prepaid expenses	8,146
Total assets	21,469,280

LIABILITIES
Payables:
Fund shares redeemed	52,899
Due to advisor	8,949
Administration fees	9,467
Audit fees	9,678
Transfer agent fees and expenses	10,839
Fund accounting fees	7,071
Legal fees	3,605
Custody fees	353
Shareholder reporting	11,200
Chief Compliance Officer fee	2,287
Accrued other expenses	2,414
Total liabilities	118,762

NET ASSETS	$21,350,518
Net asset value, offering and redemption
price per share [$21,350,518/884,599 shares
outstanding; unlimited number
of shares (par value $0.01) authorized]	$24.14

COMPONENTS OF NET ASSETS
Paid-in capital	$18,899,358
Accumulated net investment loss	(4,146)
Accumulated net realized loss on investments	(3,171)
Net unrealized appreciation on investments	2,458,477
Net assets	$21,350,518

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2016 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $2,819)	$150,889
Interest	564
Total income	151,453
Expenses
Advisory fees (Note 4)	101,944
Transfer agent fees and expenses (Note 4)	23,115
Administration fees (Note 4)	21,462
Fund accounting fees (Note 4)	13,471
Audit fees	9,678
Registration fees	9,164
Legal fees	6,469
Trustee fees	5,132
Reports to shareholders	4,780
Chief Compliance Officer fee (Note 4)	4,537
Custody fees (Note 4)	2,392
Miscellaneous expense	1,936
Insurance expense	995
Total expenses	205,075
Less: advisory fee waiver (Note 4)	(49,476)
Net expenses	155,599
Net investment loss	(4,146)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	736,591
Net change in unrealized
appreciation on investments	1,225,107
Net realized and unrealized
gain on investments	1,961,698
Net increase in net assets
resulting from operations	$1,957,552

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2016	Year Ended
	(Unaudited)	February 29, 2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(4,146)	$(19,965)
Net realized gain on investments	736,591	347,013
Net change in unrealized
appreciation on investments	1,225,107	(4,064,844)
Net increase/(decrease) in net
assets resulting from operations	1,957,552	(3,737,796)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(363,856)
From net realized gain on investments	—	(1,541,122)
Total distributions	—	(1,904,978)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	(1,221,218)	1,010,862
Total increase/(decrease)
in net assets	736,334	(4,631,912)
NET ASSETS
Beginning of period	20,614,184	25,246,096
End of period	$21,350,518	$20,614,184
Includes accumulated net
investment loss of	$(4,146)	$—

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2016		Year Ended
	(Unaudited)		February 29, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	54,054	$1,255,747	65,696	$1,637,480
Shares issued in
reinvestment of
distributions	—	—	62,511	1,490,889
Shares redeemed	(105,875)	(2,476,965)	(83,403)	(2,117,507)
Net increase/
(decrease)	(51,821)	$(1,221,218)	44,804	$1,010,862

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/16		Year Ended
	(Unaudited)		2/29/16	2/28/15	2/28/14	2/28/13	2/29/12
Net asset value,
beginning of period	$22.01		$28.31	$26.85	$23.26	$21.55	$20.47
Income from
investment operations:
Net investment
income	0.00	^	0.01	0.01	0.04	0.02	0.04
Net realized and
unrealized gain/(loss)
on investments	2.13		(4.12)	2.46	4.49	1.71	1.07
Total from investment
operations	2.13		(4.11)	2.47	4.53	1.73	1.11
Less distributions:
From net
investment income	—		(0.42)	(0.03)	(0.07)	(0.02)	(0.03)
From net
realized gain
on investments	—		(1.77)	(0.98)	(0.87)	—	—
Total distributions	—		(2.19)	(1.01)	(0.94)	(0.02)	(0.03)
Net asset value,
end of period	$24.14		$22.01	$28.31	$26.85	$23.26	$21.55
Total return	9.68	%‡	-15.13%	9.62%	19.64%	8.04%	5.44%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$21,351		$20,614	$25,246	$22,856	$19,679	$17,754
Ratio of expenses to
average net assets:
Before fee waiver	1.91	%†	1.85%	1.79%	1.88%	1.94%	2.04%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.50	)%†	(0.48)%	(0.32)%	(0.29)%	(0.40)%	(0.39)%
After fee waiver	(0.04	)%†	(0.08)%	0.02%	0.14%	0.09%	0.20%
Portfolio turnover rate	32.68	%‡	40.60%	50.95%	48.03%	50.66%	48.59%

†	Annualized.
‡	Not annualized.
^	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014 – 2016, or expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2016:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$621,148	$—	$—	$621,148
Agriculture, Forestry,
Fishing, and Hunting	264,817	—	—	264,817
Construction	702,405	—	—	702,405
Finance and Insurance	1,693,382	—	—	1,693,382
Information	2,183,082	—	—	2,183,082
Manufacturing	8,417,954	—	—	8,417,954
Mining	819,541	—	—	819,541
Professional, Scientific,
and Technical Services	615,640	—	—	615,640
Real Estate, Rental,
and Leasing	1,466,149	—	—	1,466,149
Retail Trade	2,113,703	—	—	2,113,703
Transportation and
Warehousing	1,414,970	—	—	1,414,970
Utilities	403,872	—	—	403,872
Total Common Stocks	20,716,663	—	—	20,716,663
REITS	442,977	—	—	442,977
Short-Term Investments	277,273	—	—	277,273
Total Investment
in Securities	$21,436,913	$—	$—	$21,436,913

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at August 31, 2016, the end of the reporting period. The Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended August 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2016, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the six months ended August 31, 2016, the Fund incurred $101,944 in advisory fees.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2016, the Advisor reduced its fees in the amount of $49,476; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $317,716 at August 31, 2016.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2017	$91,336
2018	82,532
2019	94,372
2020	49,476
$317,716

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

For the six months ended August 31, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$21,462
Fund Accounting	13,471
Transfer Agency (a)	12,235
Chief Compliance Officer	4,537
Custody	2,392

(a) Does not include out-of-pocket expenses

At August 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$9,467
Fund Accounting	7,071
Transfer Agency (a)	6,196
Chief Compliance Officer	2,287
Custody	353

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,803,456 and $7,673,374, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2016, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the six months ended August 31, 2016 and the year ended February 29, 2016 was as follows:

	August 31, 2016	February 29, 2016
Ordinary income	$ —	$ 382,405
Long-term capital gains	—	1,522,573

As of February 29, 2016, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$19,433,353
Gross tax unrealized appreciation	2,836,055
Gross tax unrealized depreciation	(1,602,685)
Net tax unrealized appreciation (a)	1,233,370
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(739,762)
Total accumulated earnings/(losses)	$493,608

(a) The book-basis and tax-basis net unrealized appreciation is the same.

At February 29, 2016, the Fund deferred, on a tax basis, post-October losses of $739,762.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

•
Socially Responsible Investing Policy Risk.  The Fund’s portfolio is subject to socially responsible investment criteria.  As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.  In addition, investments made in foreign currencies may be subject to the risk of currency devaluation or exchange rate risk.

•
Emerging Markets Risk.  Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments.  Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

American Trust Allegiance Fund
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date     11/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Douglas G. Hess
Douglas G. Hess, President

Date     11/3/16

By (Signature and Title)*        /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     11/3/16

* Print the name and title of each signing officer under his or her signature